                                   EXHIBIT 16



               Schedule of Computation of Performance Calculation

                             INTRUST FUNDS TRUST
                             EXHIBIT 16
                             TOTAL RETURN
                             NO LOAD CALCULATIONS

                             INTRUST MONEY MARKET FUND


AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:         0.00%

T = (ERV/P) - 1

WHERE:   T =     TOTAL RETURN

         ERV   = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                 HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

         P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

  SINCE INCEPTION: ( 01/23/97 TO   04/30/97 ):
                   ( 1,012.9 /1,000) - 1 =          1.29%
  QUARTERLY:       ( 01/31/97 TO   04/30/97 ):
                   ( 1,011.7 /1,000) - 1 =          1.17%
  MONTHLY:         ( 03/31/97 TO   04/30/97 ):
                   ( 1,004.0 /1,000) - 1 =          0.40%

                          INTRUST FUNDS TRUST
                          EXHIBIT 16
                          TOTAL RETURN
                          NO LOAD CALCULATIONS

                          INTRUST SHORT-TERM BOND FUND



AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:           0.00%

T = (ERV/P) - 1

WHERE:    T =     TOTAL RETURN

          ERV   = REDEEMABLE VALUE AT THE END OF THE PERIOD OF A HYPOTHETICAL
                  $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

          P =     A HYPOTHETICAL INITIAL INVESTMENT OF $1,000.

EXAMPLE:

  SINCE INCEPTION: ( 01/21/97 TO     04/30/97 ):
                   ( 1,010.2 /1,000) - 1 =                 1.02%
  QUARTERLY:       ( 01/31/97 TO     04/30/97 ):
                   ( 1,007.9 /1,000) - 1 =                 0.79%
  MONTHLY:         ( 03/31/97 TO     04/30/97 ):
                   ( 1,007.5 /1,000) - 1 =                 0.75%

                         INTRUST FUNDS TRUST
                         EXHIBIT 16
                         TOTAL RETURN
                         NO LOAD CALCULATIONS

                         INTRUST INTERMEDIATE BOND FUND



AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:           0.00%

T = (ERV/P) - 1

WHERE:    T =     TOTAL RETURN

          ERV   = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                  HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

          P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

  SINCE INCEPTION: ( 01/21/97 TO     04/30/97 ):
                   ( 1,006.1 /1,000) - 1 =                 0.61%
  QUARTERLY:       ( 01/31/97 TO     04/30/97 ):
                   ( 1,003.7 /1,000) - 1 =                 0.37%
  MONTHLY:         ( 03/31/97 TO     04/30/97 ):
                   ( 1,012.0 /1,000) - 1 =                 1.20%

                         INTRUST FUNDS TRUST
                         EXHIBIT 16
                         TOTAL RETURN
                         NO LOAD CALCULATIONS

                         INTRUST STOCK FUND



AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:           0.00%

T = (ERV/P) - 1

WHERE:   T =     TOTAL RETURN

         ERV   = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                 HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

         P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

  SINCE INCEPTION: ( 01/21/97 TO     04/30/97 ):
                   ( 995.0 /1,000) - 1 =                -0.50%
  QUARTERLY:       ( 01/31/97 TO     04/30/97 ):
                   ( 990.0 /1,000) - 1 =                -1.00%
  MONTHLY:         ( 03/31/97 TO     04/30/97 ):
                   ( 1,025.8 /1,000) - 1 =               2.58%

                         INTRUST FUNDS TRUST
                         EXHIBIT 16
                         TOTAL RETURN
                         NO LOAD CALCULATIONS

                         INTRUST INTERNATIONAL MULTI-
                         MANAGER STOCK FUND

AGGREGATE TOTAL RETURN
WITH SALES LOAD OF:           0.00%

T = (ERV/P) - 1

WHERE:    T =     TOTAL RETURN

          ERV   = ENDING REDEEMABLE VALUE AT THE END OF THE PERIOD OF A
                  HYPOTHETICAL $1,000 INVESTMENT MADE AT THE BEGINNING OF THE PERIOD.

          P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

EXAMPLE:

  SINCE INCEPTION: ( 01/21/97 TO     04/30/97 ):
                   ( 1,012.0 /1,000) - 1 =                 1.20%
  QUARTERLY:       ( 01/31/97 TO     04/30/97 ):
                   ( 1,023.3 /1,000) - 1 =                 2.33%
  MONTHLY:         ( 03/31/97 TO     04/30/97 ):
                   ( 995.1 /1,000) - 1 =                  -0.49%

                    INTRUST FUNDS TRUST
                    EXHIBIT 16
                    30-DAY S.E.C. YIELD CALCULATIONS

                    INTRUST SHORT-TERM BOND FUND


                                               (a-b)
                                         ---------------
  30-Day S.E.C. Yield Equation=  2 *{[(        (cd)      +1) exponent 6]-1}  =


  WHERE    a =    Dividends and interest earned during the period

           b =    Expenses accrued for the period (net of reimbursements)

           c = The average daily number of shares outstanding during the period that were entitled to receive dividends

           d = The maximum offering price (NAV for No Load) per share on the last day of the period





   WITHOUT   0.00% LOAD:

                     (    190,319.76 -  25,092.66 )
                     ------------------------------
          =    2 *{[(                               +1) exponent 6]-1} =  5.43%
                     ( 3,708,145.130 *       9.96 )


       The performance was computed based on the thirty day period ending April 30, 1997

                  INTRUST FUNDS TRUST
                  EXHIBIT 16
                  30-DAY S.E.C. YIELD CALCULATIONS

                  INTRUST INTERMEDIATE BOND FUND


                                             (a-b)
                                     ------------------
30-Day S.E.C. Yield Equation=  2 *{[(        (cd)      +1) exponent 6]-1}  =


WHERE    a =    Dividends and interest earned during the period

         b =    Expenses accrued for the period (net of reimbursements)

         c = The average daily number of shares outstanding during the period that were entitled to receive dividends

         d = The maximum offering price (NAV for No Load) per share on the last day of the period


 WITHOUT   0.00% LOAD:

                (    179,563.65 -  24,984.52 )
                ------------------------------
     =    2 *{[(                               +1) exponent 6]-1} =  5.89%
                ( 3,219,297.560 *       9.91 )


          The performance was computed based on the thirty day period ending April 30, 1997

                                   INTRUST FUNDS TRUST
                                   EXHIBIT 16
                                   YIELD COMPUTATION SCHEDULE
                                   INTRUST MONEY MARKET FUND

                                                 7 DAY YIELD CALCULATION   30 DAY YIELD CALCULATION
                                                 -----------------------   ------------------------
  Base period                                                     7 Days                    30 Days
  Beginning Account Balance - 1 share at $1.00                 1.000000000                 1.000000000
                                                               -----------                 -----------
  Dividend Declaration
     APRIL        1                                                                       0.0001372370
     APRIL        2                                                                       0.0001368160
     APRIL        3                                                                       0.0001357050
     APRIL        4                                                                       0.0001343900
     APRIL        5                                                                       0.0001343900
     APRIL        6                                                                       0.0001343900
     APRIL        7                                                                       0.0001345680
     APRIL        8                                                                       0.0001344120
     APRIL        9                                                                       0.0001353360
     APRIL       10                                                                       0.0001354900
     APRIL       11                                                                       0.0001358120
     APRIL       12                                                                       0.0001358110
     APRIL       13                                                                       0.0001358110
     APRIL       14                                                                       0.0001342990
     APRIL       15                                                                       0.0001344850
     APRIL       16                                                                       0.0001334180
     APRIL       17                                                                       0.0001333390
     APRIL       18                                                                       0.0001333040
     APRIL       19                                                                       0.0001333030
     APRIL       20                                                                       0.0001333040
     APRIL       21                                                                       0.0001334340
     APRIL       22                                                                       0.0001333660
     APRIL       23                                                                       0.0001336680
     APRIL       24                                                                       0.0001336330
     APRIL       25                                            0.000133579                0.0001335790
     APRIL       26                                            0.000133580                0.0001335800
     APRIL       27                                            0.000133579                0.0001335790
     APRIL       28                                            0.000134781                0.0001347810
     APRIL       29                                            0.000134827                0.0001348270
     APRIL       30                                            0.000135150                0.0001351500

  Less: Deductions from Shareholders Accounts                  0.000000000                 0.000000000
                                                               -----------                 -----------
  Base period return                                           0.000805496                 0.004035217
                                                               -----------                 -----------
  Ending Account Balance                                       1.000805496                 1.004035217
  Less: Beginning Account Balance                              1.000000000                 1.000000000
                                                               -----------                 -----------
  Difference                                                   0.000805496                 0.004035217
  Base Period Return
       (Difference/Beginning Account Balance)                  0.000805496                 0.004035217

  Yield Quotation
       (Base Period Return * 365/Base Period)                         4.20%                       4.91%
  Effective Yield Quotation
       [(Base Period Return + 1) exponent
       (365/Base Period)] - 1                                         4.29%                       5.02%

The quotations were computed based on the seven and thirty days ending April 30, 1997